EXHIBIT 99.1

JOINT FILING AGREEMENT

        Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder, each party hereto hereby agrees to the joint filing, on behalf of each of them, of any filing required by such party under Section 13 or Section 16 of the Exchange Act or any rule or regulation thereunder (including any amendment, restatement, supplement, and/or exhibit thereto) with the Securities and Exchange Commission (and, if such security is registered on a national securities exchange, also with the exchange), and further agrees to the filing, furnishing, and/or incorporation by reference of this agreement as an exhibit thereto. This agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party.
        IN WITNESS WHEREOF, each party hereto, being duly authorized, has caused this agreement to be executed and effective as of the date set forth below.
Date: December 12, 2013

WELLS FARGO & COMPANY

By:  /s/  Jeannine E. Zahn

Name: Jeannine E. Zahn

Title: Assistant Secretary

WELLS FARGO MUNICIPAL CAPITAL STRATEGIES, LLC

By:  /s/  Adam Joseph__

Name: Adam Joseph

Title: President

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:  /s/  Adam Joseph__

Name: Adam Joseph

Title: Managing Director

        Exhibit 99.2
JOINT FILER INFORMATION

Item

Information
Name:

Wells Fargo Municipal Capital Strategies, LLC

Address:

375 Park Avenue
New York, NY 10152
Date of Event Requiring Statement (Month/Day/Year):

December 10, 2013
Issuer Name and Ticker or Trading Symbol:

Nuveen Michigan Quality Income Municipal Fund (NUM)
Relationship of Reporting Person(s) to Issuer:

10% Owner
If Amendment, Date Original Filed (Month/Day/Year):

Not Applicable
Individual or Joint/Group Filing:

Form filed by More than One Reporting Person
Signature:

Wells Fargo Municipal Capital Strategies, LLC

By: /s/ Adam Joseph
Name: Adam Joseph
Title: President

Item

Information
Name:

Wells Fargo Bank, National Association

Address:

101 North Phillips Avenue
Sioux Falls, SD 57104
Date of Event Requiring Statement (Month/Day/Year):

December 10, 2013
Issuer Name and Ticker or Trading Symbol:

Nuveen Michigan Quality Income Municipal Fund (NUM)
Relationship of Reporting Person(s) to Issuer:

10% Owner
If Amendment, Date Original Filed (Month/Day/Year):

Not Applicable
Individual or Joint/Group Filing:

Form filed by More than One Reporting Person
Signature:

Wells Fargo Bank, National Association

By: /s/ Adam Joseph
Name: Adam Joseph
Title: Managing Director